United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 26, 2005
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MDU COMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-26053	84-1342898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60-D Commerce Way
Totowa, New Jersey 07512
(Address of principal executive offices including zip code)

(973) 237-9499
Registrant's telephone number, including area code:

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Principal Officer.

On May 26, 2005, MDU Communications International, Inc. (the “Company”) appointed Mr. Thomas P. Tracey as President and Chief Operating Officer of MDU Communications (USA) Inc. On May 26, 2005, the Company issued a press release announcing this appointment. Further disclosure required by this Item 5.02 can be found in the press release, a copy of which is being furnished herewith as Exhibit 99.1. As compensation, Mr. Tracey will receive an annual salary of $225,000 and will receive five-year options, vesting quarterly, to purchase 500,000 shares of Company common stock at a market exercise price.

Item 9.01.  Financial Statements and Exhibits

The following exhibit is being filed pursuant to Item 601 of Regulations S-K and General Instruction B to this form:

Exhibit 99.1 - Press Release dated May 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                    MDU COMMUNICATIONS INTERNATIONAL, INC.

                                                                                                                                    By: /s/ Sheldon Nelson
                                                                                                                                           Sheldon Nelson
                                                                                                                                           Chief Executive Officer

Dated: June 2, 2005

EXHIBIT INDEX

Exhibit No.            Description
Exhibit 99.1	Press Release dated May 26, 2005